Exhibit 10.2

AMENDMENT NO. 2 TO

EQUITY INTEREST AND ASSET PURCHASE AGREEMENT

AMONG

WCA WASTE CORPORATION,

WCA OF MASSACHUSETTS, LLC,

WCA OF OHIO, LLC,

LIVE EARTH LLC,

CHAMPION CITY RECOVERY, LLC,

BOXER REALTY REDEVELOPMENT, LLC,

SUNNY FARMS LANDFILL, LLC,

AND

NEW AMSTERDAM & SENECA RAILROAD COMPANY, LLC.

DECEMBER 19, 2011

AMENDMENT NO. 2 TO EQUITY INTEREST AND ASSET PURCHASE

AGREEMENT

THIS AMENDMENT NO. 2 TO EQUITY INTEREST AND ASSET PURCHASE AGREEMENT (this “Amendment”), dated as of December 19, 2011, is made effective among WCA Waste Corporation, a Delaware corporation (“WCA Parent”), WCA of Massachusetts, LLC, a Delaware limited liability company (“WCA Massachusetts”), WCA of Ohio, LLC, a Delaware limited liability company (“WCA Ohio” and, together with WCA Massachusetts, “WCA Subs”), Live Earth LLC, an Ohio limited liability company (“Live Earth”), Champion City Recovery, LLC, a Massachusetts limited liability company (“CC”), Boxer Realty Redevelopment, LLC a Massachusetts limited liability company (“BR”), Sunny Farms Landfill, LLC, an Ohio limited liability company (“SF”) and New Amsterdam & Seneca Railroad Company, LLC, an Ohio limited liability company (“NA”), (WCA Parent and WCA Subs are collectively referred to as the “WCA Parties;” and Live Earth, CC, BR, SF and NA are collectively referred to as the “Live Earth Parties”).

RECITALS

WHEREAS, the Parties wish to amend the Equity Interest and Asset Purchase Agreement, dated December 9, 2009 (as amended on by Amendment No. 1 to Equity Interest and Asset Purchase Agreement, dated December 16, 2010, (the “Agreement”) to revise certain provisions related to the timing of Periodic EBITDA Determinations and the definition of EBITDA.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows, intending to be legally bound hereby:

1. Amendment to Agreement

1.1 Amendment of Section 2.2. Section 2.2 of the Agreement is hereby amended by adding the following subsections and provisions to such Section:

(e) Notwithstanding the foregoing provisions of Section 2.2, the next Periodic EBITDA Determination for achievement of Earn-Out 1 and Earn-Out 2 shall not be made until July 1, 2012, at which time, but not later than July 5, 2012, WCA Parent (or its successor) shall make and furnish to LEF the Periodic EBITDA Determination for the four consecutive fiscal quarters ending March 31, 2012. If based on such Period EBITDA Determination, either Earn-Out 1 or Earn-Out 2 has been achieved, not later than July 15, 2012, WCA Parent shall cause Earn-Out 1 or Earn-out 2 to be paid and distributed in accordance with the Agreement and the Earn-Out Escrow Agreement. If LEF disputes or disagrees with the Periodic EBITDA Determination by WCA Parent for the fiscal quarters ending March 31, 2012, or any subsequent Periodic EBITDA Determination, the provisions of Section 2.2(b) and Section 2.2(c) shall govern and control the resolution of such disagreement. The Periodic EBITDA Determination, if applicable, for the fiscal quarters ending at the end of each of the last three fiscal quarters of 2012, shall be made in accordance with Section 2.2 of the Agreement.

(f) For purposes of the definition of EBITDA, as defined in Section 9 of the Agreement, as same was amended and restated pursuant to that Amendment No. 1 to the Agreement dated December 16, 2010, the Parties agree as follows:

(i) the determination of EBITDA for the Live Earth Business is inclusive of the EBITDA and related items attributable to the operation of the Stoughton Transfer Station facility by CC pursuant to the Stoughton Operating Agreement dated February 11, 2011, between CC and Stoughton Recycling Technologies, LLC, and such Operating Agreement shall be treated as an operating lease for purposes of the determination of EBITDA under the Agreement; and

(ii) EBITDA resulting from the acquisition of any assets or equity interests of or from any other business by any of the WCA Subs, CC, BR, SF or NA shall be excluded from the EBITDA determination for purposes of the Earn-Out provisions of the Agreement; provided, however, WCA Parent and LEF shall use their good faith best efforts to determine any reduction to EBITDA as such term is defined in the Agreement after giving effect to the acquisition of any acquired business.

2. Miscellaneous

2.1 References to the Agreement.

(a) Each reference in the Agreement, “this Agreement,” “hereunder,” “herein” or words of like import shall mean and be a reference to the Agreement as amended and affected hereby.

(b) Each reference to the Agreement in any other documents executed by the Parties shall mean and be a reference to the Agreement, as amended and affected hereby.

2.2 Effectiveness . This Amendment shall become effective upon the execution by the Parties to this Amendment.

2.3 No Other Amendments . Except as specifically provided in this Amendment, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect.

2.4 Governing Law .

(a) THIS AGREEMENT, AND ALL QUESTIONS RELATING TO ITS VALIDITY, INTERPRETATION, PERFORMANCE AND ENFORCEMENT (INCLUDING, WITHOUT LIMITATION, PROVISIONS CONCERNING LIMITATIONS OF ACTION), SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO (EXCLUSIVE OF THE CONFLICT OF LAW PROVISIONS THEREOF) APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

(b) THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

2.5 Section Headings . The section headings contained in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment.

2.6 Counterparts . This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which collectively shall constitute one and the same instrument representing this Amendment between the parties hereto, and it shall not be necessary for the proof of this Amendment that any party produce or account for more than one such counterpart. Facsimile signatures shall be given the same force and effect as original signatures and shall be treated for all purposes and intents as original signatures.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above stated.

WCA PARTIES:

WCA WASTE CORPORATION, a Delaware corporation

By:	/s/ Charles A. Casalinova
Charles A. Casalinova, Senior Vice President and Chief Financial Officer

WCA OF MASSACHUSETTS, LLC, a Delaware limited liability company

By:	/s/ Michael A. Roy
Michael A. Roy, Vice President and Secretary

WCA OF OHIO, LLC, a Delaware limited liability company

By:	/s/ Michael A. Roy
Michael A. Roy, Vice President and Secretary

LIVE EARTH PARTIES:

LIVE EARTH LLC, an Ohio limited liability company
By:	/s/ Christopher M. Valerian
Christopher M. Valerian, Managing Member

Signature Page to
Amendment No. 2 to Equity Interest and Asset Purchase Agreement

CHAMPION CITY RECOVERY, LLC, a Massachusetts limited liability company

By:	/s/ Michael A. Roy
Michael A. Roy, Vice President and Secretary

BOXER REALTY REDEVELOPMENT, LLC, a Massachusetts limited liability company

By:	/s/ Michael A. Roy
Michael A. Roy, Vice President and Secretary

SUNNY FARMS LANDFILL, LLC, an Ohio limited liability company

By:	/s/ Michael A. Roy
Michael A. Roy, Vice President and Secretary

NEW AMSTERDAM & SENECA RAILROAD COMPANY, LLC, an Ohio limited liability company

By:	/s/ Michael A. Roy
Michael A. Roy, Vice President and Secretary

Signature Page to
Amendment No. 2 to Equity Interest and Asset Purchase Agreement